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                    NATIONWIDE SELECT ADVISERS MID CAP FUND

                       SUPPLEMENT DATED JANUARY 27, 1999

                                       TO

                          PROSPECTUS DATED MAY 1, 1998

Under the heading "Rice, Hall, James & Associates" on page 21 of the Prospectus, the following changes have been made to the investment professionals responsible for the day-to-day management of the portion of the Fund allocated to Rice,
Hall:

Samuel R. Trozzo's title has changed to Partner of Rice Hall.

Michelle P. Connell has been replaced by Douglas Sheres. Mr. Sheres is Partner of Rice Hall with over five years investment experience. Prior to joining Rice, Hall in March of 1998, he was an Institutional Sales professional with Merrill Lynch in San Diego. Previously he was a Research Analyst with Pacific Asset Management. He began his career as a demographics consultant with I Cubed Information Strategies after graduating from the University of California San Diego, with a B.A. in Psychology.

                  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE